EXHIBIT 21.1
SUBSIDIARIES OF LIONS GATE ENTERTAINMENT CORP.

NAME	JURISDICTION
Lions Gate Films Corp.	CBCA
Lions Gate Television (Ontario) Corp.	ON
CinemaNow Inc.	CAL
Lions Gate Entertainment Inc.	DEL
Cinepix Films Inc.	QC
Lions Gate Music Corp.	BC
Lions Gate Films Production Corp.	CBCA
High Concept Productions Inc.	ON
Psycho Productions Services Corp.	ON
Profiler Productions Corp.	ON
Hypercube Productions Corp.	ON
Dresden Files Productions Corp.	ON
LC Productions Corp.	CBCA
Talk Productions Corp.	ON
Final Cut Productions Corp.	BC
Lions Gate Films Development Corp.	ON
Guyana Gold USA LLC	WY
Shattered Productions Inc.	QC
JV Media Inc.	ON
Lions Gate Films Inc.	DEL
Lions Gate Television Inc.	DEL
LG Pictures Inc.	DEL
Lions Gate Records, Inc.	CAL
Film Holdings Co.	DEL
AM Psycho Productions, Inc.	NY
Frailty Productions, Inc.	CAL
Attraction Productions LLC	CAL
Planetary Productions LLC	CAL
Writers on the Wave	CAL
Confidence Productions, Inc.	CAL
Blue Productions Inc.	ON
Associated Corporate Holdings Ltd.	BVI
Skipped Parts Productions Inc.	SK
Fear of Flying Productions Inc.	ON
Cut Productions Inc.	CAL
Weeds Productions Inc.	CAL
Wildfire Productions Inc.	CAL
Wildfire 2 Productions Inc.	CAL
Wildfire 3 Productions Inc.	CAL
Devils Rejects, Inc.	CAL
Lions Gate Television Development LLC	CAL
King of the World Productions LLC	CAL
Artisan Entertainment Inc.	DEL
FHCL LLC	DEL
3F Services, Inc.	DEL
Artisan Home Entertainment Inc.	DEL
Artisan Pictures Inc.	DEL
Silent Development Corp.	DEL
Artisan Filmed Productions, Inc.	CAL
Artisan Music Inc.	DEL

NAME	JURISDICTION
BL Distribution Corp.	DEL
Landscape Entertainment Corp.	DEL
Artisan Releasing Inc.	DEL
Artisan Television Inc.	DEL
Vestron Inc.	DEL
Alpha & Omega Productions, LLC	DEL
Blair Witch Films Partners Ltd.	FLA
Post Production, Inc.	CAL
Fusion Productions, Inc.	CAL
Screening Room, Inc.	CAL
Punisher Productions, Inc.	CAL
Cave Productions, Inc.	CAL
BD Optical Media, Inc.	DEL
Artisan Properties, Inc.	NY
Arima, Inc.	CAL
3 Wise Guys Productions	CAL
Doro Productions, Inc.	CAL
Fierce People Productions, Inc.	CAL
GC Films, Inc.	CAL
Lovespring Productions Inc.	CAL
Motel Man Productions Inc.	CAL
NGC Films, Inc.	CAL
Palm Springs Productions Inc.	CAL
Scarlett LLC	CAL
Cinepix Animation Inc.	CBCA
3191451 Canada Inc. (Marco Polo)	CBCA
CineGroupe Corporation	QC
CineGroupe Distribution Inc.	CBCA
CineGroupe Musik Inc.	CBCA
CinGroupe Images Inc.	CBCA
CineGroupe Asia Venture	CBCA
CineGroupe Europe Venture	CBCA
Cine-Groupe U.S. Inc.	DEL
3687295 Canada Inc. (Kids Room 402 (Series 2))	CBCA
CineGroupe Pinocchio 3301 Inc.	CBCA
3734994 Canada Inc. (Kids from Room 401 (Series 3))	CBCA
3583856 Canada Inc. (Wilderness Station)	CBCA
3611587 Canada Inc. (Emma)	CBCA
3735010 Canada Inc. (Daft Planet I, II)	CBCA
3861473 Canada Inc. (Pig City)	CBCA
3861481 Canada Inc. (Projets SAG)	CBCA
3861490 Canada Inc. (Edouard)	CBCA
3349217 Canada Inc. (Kit & Kaboodle)	CBCA
3600793 Canada Inc. (Wounchpounch)	CBCA
3583848 Canada Inc. (Kids from Room 402)	CBCA
3600815 Canada Inc. (Mega Babies)	CBCA
Animation Cine-Groupe H.M. Inc. (Heavy Metal)	CBCA
3600807 Canada Inc. (Lions of Oz)	CBCA
CineGroupe Sagwa Inc.	CBCA
4144333 Canada Inc. (Tallulah)	CBCA
4144325 Canada Inc. (11 Sumerset)	CBCA
4144236 Canada Inc. (Tofu)	CBCA
4066928 Canada Inc. (CG Services)	CBCA
3941809 Canada Inc. (Tripping the Rift)	CBCA
3941795 Canada Inc. (Pig City II)	CBCA
3891691 Canada Inc. (Galidor I, II)	CBCA

NAME	JURISDICTION
3711561 Canada Inc. (WWA)	CBCA
Cine-Groupe WWA II Inc.	CBCA
3584305 Canada Inc. (Bad Dog II)	CBCA
3899772 Canada Inc. (CG New Media)	CBCA
4144350 Canada Inc. (Boy’s Night Out)	CBCA
4144341 Canada Inc. (Baby 4 Sale)	CBCA
414276 Canada Inc. (Charlie Jade)	CBCA
3941817 Canada Inc. (Student Seduction)	CBCA
3899802 Canada Inc. (Seriously Wired)	CBCA
3851923 Canada Inc. (Big Wolf II)	CBCA
Animatoon Co. Ltd. (Vietnamese Corp.)	CBCA
AnimaKids Production S.A.	CBCA
Locatrack Inc.	QC
9102-1337 Quebec Inc.	QC
Topaze Communications	QC
Dead Zone Production Corp.	BC
Terrestrial Productions Corp.	BC
Lucky 7 Productions Corp.	BC
Five Days Productions Corp.	BC
Mother Productions Corp.	ON
Chuck Productions Corp.	BC
Fierce People Productions Corp.	BC
Rogue Films Corp.	BC
Redbus Films Distribution	UK
Redbus Pictures	UK
Redbus Home Entertainment Ltd.	UK
Grey Matters Production Ltd.	UK
Ninth Passenger	UK
Lions Gate Music Publishing LLC	CAL
Madea Productions, Inc.	GA
Rogue Films, Inc.	CAL
Spelling Bee Productions, LLC	DEL